Exhibit 99.1

Investor Day Presentation Neil Nguyen CEO & President

Risks and Uncertainties Cautionary Note Regarding Forward-Looking Statements Statements contained herein regarding our current expectations, estimates and projections about our operations, industry, financial condition, performance, results of operations, and liquidity constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: our ability to further identify, develop and achieve commercial success for new online products; delays in product offerings; the development and pricing of competing online services and products; consolidation of the digital industry and of digital advertising networks; slower than expected development of the digital advertising market; our ability to protect our proprietary technologies; integrating our acquisitions with our operations, systems, personnel and technologies; security threats to our computer networks; operating in a variety of foreign jurisdictions; fluctuations in currency exchange rates; adaption to new, changing, and competitive technologies; potential additional impairment of our goodwill and potential impairment of our other long-lived assets; our ability to achieve some or all of the expected benefits of the spin-off and merger transaction and the other risks and uncertainties that affect our business, including those described in our filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date. We disclaim any intention or obligation to update the forward-looking statements to reflect subsequent events or circumstances or update the reasons that actual results could differ materially from those anticipated in the forward-looking statements, except as required by law.

Executive Management © 2014 Sizmek Inc., All Rights Reserved. 3 5/15/14 Neil Nguyen Chief Executive Officer John Palmer Chief Accounting Officer Ricky Liversidge Chief Marketing Officer Andy Ellenthal Executive Vice President of Sales and Ad Operations Greg Smith Chief Technology Officer Andrew Bloom SVP Strategic Business Development Jack Reynolds CVP Human Resources Sean Markowitz General Counsel

Agenda & Introductions Welcome – Neil Nguyen, CEO & President The Changing Product Landscape – Ricky Liversidge, CMO & Head of Product The Tech Advantage – Greg Smith, CTO How We Win Customers – Andy Ellenthal, EVP Sales & Global Ad Ops Customer Panel – Andrew Bloom, EVP Strategic Business Dev. Finance – John Palmer, CAO Looking Ahead, Q&A – Neil Nguyen, CEO & President

Sizmek Launched 7th Feb. 2014 Q1 2013 Q1 2014 +13% Revenue 2012 2013 +15% $38.4M $161.1M Growth Our Business Why Sizmek Wins Open Ad Management Platform Independent - Not a Media Company Single Source of Truth for Data/Platform Global reach, local presence Innovation Towards Creativity/Workflow World Class Service 30% of revenue delivered through new product initiatives growing at 72% YOY (Video, Programmatic Data, Mobile, Dynamic Creative, Advanced Data Solutions) Q1 2013 Q1 2014 +19% Active Threshold Customers 1,536 Marquee Customers (over $500K annually) 2012 2013 +72% 58

850+ employees 25 offices covering 48 countries 16,800 global web publishers 13,000 brand advertisers 5,000 media agencies and creative agencies 100+ billion impression served monthly 800+ million unique users 19,000+ global web campaigns delivered per month Republic Project – social media and mobile The Sizmek Universe 15% Revenue growth & 296% Pro Forma Adjusted EBITDA* growth in 2013 2/7/14 - Spin off from Digital Generation, Inc. *The definition and reconciliation of Pro Forma Adjusted EBITDA can be found on the last page in the Finance Presentation.

Media Agency Creative Agency Advertisers Video Social/ Mobile Networks Display Consumers Agencies Channels/Publishers Campaign Management Media Channels - Served/Tracked Media Buying Data Collection Analytics Advanced Data - Applications Infrastructure Open Ad Management for a Multiscreen World

Apparel Auto CPG Electronics Entertainment Finance Pharma Restaurants Retail Tech/Corporate Telecom Travel Trusted Partners for Leading Brands 58 Brands with $500,000+ spend in 2013, a 75% increase over 2012 © 2014 Sizmek Inc., All Rights Reserved. 8 5/20/2014

Global Advertising Market Sizmek TAM $1.9B Total Advertising Spend $544.4B Total Digital Spend (excl search) $55B Sizmek TPM 5% CAGR 14-18 13% CAGR 14-18 Source – eMarketer May 2014

Sizmek’s Growth in Key Digital Channels Outpacing market growth in video, mobile, and rich media Market Growth Sizmek Growth video Mobile 38% 35% 94% 73% video Mobile 42% 132% 100% 65% 2012-2013 2013-2014* 2012-2013 Q1 2013 – Q1 2014

The Changing Product Landscape Ricky Liversidge CMO & Head of Product [Footer]

Welcome to Sizmek

Engaging Ad Formats Interactive experiences on every screen In-Stream Breakout Custom VPAID Homepage Takeover Page Morph Social Media Interactive HTML5

The Battle of the Cloud The Marketing Cloud is a collection of cloud-based marketing software & services that make internal marketing functions more efficient and external marketing programs more effective. The Battle is to win Marketers and ultimately the CMO Marketing Cloud

A Tale of Two Clouds “The Marketing Cloud” “Advertising Cloud” “Marketer Cloud” Sold to Agency Sold to Marketer

Connecting the Two Clouds to Better Serve Marketers “The Marketing Cloud” Web Content Management Tag Management (TMS) Web Analytics CRM Platforms BI / Data Warehouse Research Vendors DMPs Attribution Vendors Ad Servers (Display, Rich Media, Video, Mobile) DSPs (Display, Video, Mobile, Social) SEMs (Search) Email Platforms Media Planning & Buying Tools Affiliate Platforms Social Platforms 3rd Party Data DCO Providers Device ID Vendors Verification Vendors Privacy Vendors “Advertising Cloud” “Marketer Cloud” Customer Experience More Execution-Driven More Strategic More Execution-Driven Call Center Technology Sizmek owned Strategic Migration Asset Management Sold to Agency Sold to Marketer Sizmek -integrated

Google attempts to lock clients into their stack Sizmek lets clients choose best-of-breed partners “Open” and “Integrated” partnerships are the best way to offer mutual customers a choice Open Stack Initiative (OSI)

Ad Management Stack Partners/Competition CAMPAIGN MANAGEMENT MEDIA CHANNELS (SERVED/TRACKED) MEDIA DECISIONING/BUYING DATA COLLECTION ADVANCED DATA APPLICATIONS ANALYTICS INFRASTRUCTURE

CAMPAIGN MANAGEMENT MEDIA CHANNELS (SERVED/TRACKED) MEDIA DECISIONING/BUYING DATA COLLECTION ADVANCED DATA APPLICATIONS ANALYTICS INFRASTRUCTURE Introducing the Open Ad Stack Initiative (OASI)

Open Ad Stack (Detail)

UI/Workflow
- Campaign Management
- Creative
- Analytics
- Asset Management

Channels
- Display
- Rich Media
- Video
- Mobile
- Search
- Social
- Email
- Website
- Affiliate

Decisioning /Buying
- Premium\Direct
- Premium\Programmatic
- DSP
- SEM

Data Collection

Ad Server Data	Device Data	User Data (DMP)	Page Level	Site Data (TMS)
Real Time Data	Publisher Data	CRM Data	Web Analytics	Social Listening

Global User ID

Data Activation

Performance	Verification
Attribution	Audience

Targeting\Segmentation	Dynamic Creative
Optimization	Prediction

Development
- Platform as a Service

Sizmek

© 2014 Sizmek Inc., All Rights Reserved.

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Execution Engine Video (VAST & VPAID) Rich Media HTML5 Display Mobile Social (RP) Verification Attribution Programmatic Data Campaign Management Analytics Dynamic Creative Sizmek MDX offering across display, social, video and mobile: Trading Connect For Search

Data Roadmap Highlights Enhancement to current Products Introducing New Products DSP Connect Device Intelligence Audience Hub MDX Next Verification Real-Time Data Attribution Dynamic Creative

Next Sizmek MDX Next – Key Features Best-in-Class UI Design Flexibility Support a wide variety of user types, including large/small advertisers, publishers, partners. Optimization Engine Dynamic Creative Audience Media Cost Efficiency Open Architecture Platform lends itself to partnership through open architecture. Clients and partners will build on top of our platform Tools for automated optimization and recommendations “Audience Hub” Scalability DMP New tools for managing target audiences Integrated DMP Platform will stand out as the most well-designed interface with highly efficient workflow Industry-leading infrastructure that can scale to meet the needs of the largest clients Deliver the right message through the right channel to the right audience

Target Users Single platform must support the needs of all current clients and future target clients Small/Medium- Sized Advertisers Large/ Global Advertisers Programmatic Users Publishers Currently Supported Partially Supported Partially Supported API Partners Partially Supported Not yet supported Creative Shops Currently Supported

The Tech Advantage Greg Smith Chief Technology Officer

Size and Scale How business translates into technology

Global Infrastructure Beijing Amsterdam New Jersey Tokyo Los Angeles Singapore Media content servers owned by our CDN (AKAMAI) in more than 70 different countries Ad serving data centers in 7 locations (NJ, LA, Amsterdam x 2, Beijing, Tokyo and Singapore) Campaign Management and backend databases data centers in 2 locations – Production in New Jersey and Disaster Recovery Site in Amsterdam Media content (CDN) Ad serving Backend data processing/storage Data storage– 500 Terabytes Served 1,483,152,064,812 impressions in 2013 Ad serving 2013 peak rate: 200 Gigabits per second Data reporting: 768 CPU cores Over 225 technical employees

Peer39 by the Numbers Industry Leading Size and Scale 5/20/2014 ©2014 Sizmek, Inc. All rights reserved. 29

What technology supports Open Ad Management company? 5/20/2014 ©2014 Sizmek, Inc. All rights reserved. 30

Open Ad Stack (Detail)


UI/Workflow
Campaign Management
Creative
Analytics
Asset Management
Channels
Display
Rich Media
Video
Mobile
Search
Social
Email
Website
Affiliate
Decisioning /Buying
Premium\Direct
Premium\Programmatic
DSP
SEM
Data Collection
Ad Server Data
Device Data
User Data (DMP)
Page Level
Site Data (TMS)
Real Time Data
Publisher Data
CRM Data
Web Analytics
Social Listening
Global User ID
Data Activation
Performance
Verification
Attribution
Audience
Targeting\Segmentation
Dynamic Creative
Optimization
Prediction
Development
Platform as a Service

Sizmek
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Embracing Openness Sizmek has had several hundred accounts use our API for trafficking Large Scale, Trusted, and Independent Full API trafficking including services for: Campaigns Placements Ads Dynamic Creative Creative Assets Advertisers Authentication Custom Built Touchpoints:

Data is our technology strategy

How We Win Customers Andy Ellenthal EVP Sales & Global Ad Ops

Ad Tech Budgets Toward the Open Ad Stack Agency paid Agency Media Inventory Multi screen IP enabled devices Advertiser paid Publisher Paid Agency Ad Tech Agency Target Audience Media Inventory Ad Tech Media Inventory

Diversifying Product Mix Delivery Products Data Driven/Intelligent Products Video Verification Display Verification Dynamic Creative Viewability Attribution VersaTag Standard Tracking Rich Media Video Mobile Services Above excludes Peer 39 and Republic Project

Diversifying Product Mix Above excludes Peer 39 and Republic Project Delivery Products Standard Tracking Rich Media Video Mobile Services Data Driven/Intelligent Products Video Verification Display Verification Dynamic Creative Viewability Attribution VersaTag Video

Growing Product Adoption The intelligent, data oriented products create a bridge and greater connectivity to the rest of the items being used in the tech stack By spacing serving products with intelligence oriented clients, you create a greater need to have all channels being served from a single sourceMDX More operational, higher revenue = Data oriented lower revenue = Sample growth path Mobile

Advertiser Revenue Increase 278% with 4+ Products Mobile Average Current Client Uses 2-3 of current available products Spends an average of ~1.5% to 2% of digital media budget on Sizmek technology Likely has other tech running that competes on some level with Sizmek offering Average Future Client Uses 6-8 of available mix Spends an average of 3% to 5% of digital media budget on Sizmek technology Has selected Sizmek as their operational hub of all digital marketing activity Nine revenue driving tech products, excluding Peer 39 and Republic Project businesses.

Pricing Layers –MDX Base CPM is typically 2-7% of media cost Used to target, optimize or sequence to audience profiles 30-50% increase on base CPM Pull in additional channel activity e.g. tracking search activity or email or video not served through MDX 10-30% increase on base CPM Price varies based on size and scope of request

Global Expansion Selected investment markets

Emerging Markets Driving Huge Growth These six markets on pace for over $5MM YoY growth in 2014

Why Sizmek Wins Best In Class Service/Support Cross Channel Source of Truth in Data Open Ad Stack Initiative Independent and Unbiased Focused on Workflow and Creative Global footprint, with local service

Customer Panel St. John Dunne Vice President, Edelman Digital Ari Bluman Chief Digital Investment Officer, North America- GroupM Matt Blasco Managing Director of Analytics & Insights, Havas Worldwide Andrew Bloom SVP Strategic Business Development, Sizmek Moderated by:

Financial Overview John Palmer Chief Accounting Officer

The definition and reconciliation of Pro Forma Adjusted EBITDA can be found on the last page in the Finance Presentation. Results and Growth ©2014 Sizmek, Inc. All rights reserved. 46 5 Quarter trend Annual growth 2012-2013 $38.4M $1.9M $34.0M $41.3M $5.5M $38.2M $5.2M $47.6M $10.3M $140.7M $161.1M $5.3M $21.0M 15% Growth 296% Growth Revenue Pro Forma Adjusted EBITDA 5% 13% 14% 22% 13% 4% 0% 5/20/2014

Geographic Revenues Q4 2012 Q4 2013 NAM EMEA APAC LATAM Q1 2014 Q1 2013 Quarter Over Quarter Revenue Growth Rates 25% - NAM (4%) - EMEA 11% - APAC 20% - LATAM

Balance Sheet and Cash Flow Highlights 48 ©2014 Sizmek, Inc. All rights reserved. 5/20/2014 ($ in millions)

Transaction Working Capital ($ in millions) Cash from DG $ 37.7 Net Working Capital 38.0 Total Contributions on 2/7/14 $ 75.7 Q1 Net Cash Collections $ 19.2 April 2014 Net Cash Collections $ 9.5

2014 Management Guidance 2014 ($ in millions, except per share amounts) Low end of Range High end of Range Net loss $ (27) $ (15) Plus: Provision for income taxes 3 1 Other income and expense, net - - Depreciation and amortization 27 25 Share-based compensation 3 2 Merger, integration and other expenses1 15 13 Adjusted EBITDA $ 21 $ 26 Net loss $ (27) $ (15) Common shares outstanding, diluted (in millions) 31 31 Diluted earnings per share $ (0.87) $ (0.49) Revenues $ 177 $ 193 1 Includes approximately $6.3 million of non-cash costs incurred in the first quarter of 2014 related to accelerated and cancelled equity grants as a result of the spin-off and merger transaction. Notes: Cash taxes are expected to be either a $2 million net receipt or a $2 million net payment depending on the timing and resolution of a pending prior year tax audit. Capital expenditures are expected to range from $15 million to $18 million including approximately $2 million associated with merger and integration activities.

Reconciliation of Non-GAAP Financial Measures

In addition to providing financial measurements based on generally accepted accounting principles in the United States of America (GAAP), we have historically provided additional financial measures that are not prepared in accordance with GAAP (non-GAAP). Legislative and regulatory changes discourage the use of and emphasis on non-GAAP financial measures and require companies to explain why non-GAAP financial measures are relevant to management and investors. We believe that the inclusion of Pro Forma Adjusted EBITDA as a non-GAAP financial measure helps investors gain a meaningful understanding of our past performance and future prospects, consistent with how we measure and forecast our performance, especially when comparing such results to previous periods or forecasts. We use Pro Forma Adjusted EBITDA as a non-GAAP financial measure, in addition to GAAP financial measures, as the basis for measuring our core operating performance and comparing such performance to that of prior periods and to the performance of our competitors. This measure is also used by us in our financial and operational decision making. There are limitations associated with reliance on any non-GAAP financial measure because they are specific to our operations and financial performance, which makes comparisons with other companies' financial results more challenging. By providing both GAAP and non-GAAP financial measures, we believe that investors are able to compare our GAAP results to those of other companies, while also gaining a better understanding of how we evaluate our operating performance.

	FY 2012	FY 2013	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014
Net income (loss)	$(238.2)	$ (4.7)	$ (8.0)	$ (1.2)	$ (1.8)	$ 6.3	$(14.4)
Provision (benefit) for income taxes	(10.4)	(2.2)	1.1	0.2	0.3	(3.7)	(0.4)
Interest & other (Income)	2.9	0.0	(0.3)	0.1	0.2	0.1	-
Acquisition, integration and other expenses	6.0	5.9	1.5	0.6	1.3	2.5	11.2
Goodwill impairment	219.6	-	-	-	-	-	-
Share-based compensation	8.9	6.4	1.8	1.6	1.5	1.5	0.3
Depreciation & amortization	25.1	23.8	5.9	5.8	5.9	6.2	6.5
Adjusted EBITDA (Carve out accounting)	13.8	29.3	2.0	7.2	7.3	12.8	3.2
Pro Forma operating expenses	8.5	8.3	2.0	1.7	2.0	2.5	1.3
Pro Forma Adjusted EBITDA	**$ 5.3**	**$ 21.0**	**$ (0.0)**	**$ 5.5**	**$ 5.2**	**$ 10.3**	**$ 1.9**

Sizmek

© 2014 Sizmek Inc., All Rights Reserved.

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Looking Ahead Neil Nguyen CEO & President

Expanding Our Technology Footprint Organic Development 30% of revenues from products developed in past 2 years Partners 62 Partner Integrations to the Sizmek MDX Platform Integrate best-of-breed into platform Marin Software MediaOcean Acquisitions Peer39 Republic Project Future M&A Tuck-ins/strategic

Key Takeaways Sizmek uniquely positioned as independent technology platform within digital advertising ecosystem Company focused on the fastest-growing segments within digital advertising Video Mobile Social Proven success in expanding product platform Comprehensive growth strategy in place Solid balance sheet

Expertise and Diversification Driving Growth Expand geographically Increase share of wallet Increase video market share and leadership Launch new publisher, mobile and social offerings Boost trading and programmatic capabilities Enhance analytics to drive ROI Expand best of breed partnerships Acquire customers and technology

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